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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Conrad Industries, Inc. on Form S-8 of our report dated February 20, 2002, appearing in the Annual Report on Form 10-K of Conrad Industries, Inc. for the year ended December 31, 2001.

/S/  DELOITTE & TOUCHE LLP

New Orleans, Louisiana
June 7, 2002